UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21672

Name of Fund: S&P 500® Covered Call Fund Inc. (BEP)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, S&P 500® Covered Call Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

S&P 500®

Covered Call Fund Inc.

Annual Report

December 31, 2009

IQ INVESTMENT ADVISORS

Oppenheimer Capital

Fund Profile as of December 31, 2009

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BEP
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of December 31, 2009 ($10.25)*	—
Current Semi-Annual Distribution per share of Common Stock**	—
Current Annualized Distribution per share of Common Stock**	—
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of December 31, 2009. Past performance does not guarantee future results.

**	See Notes to Financial Statements, Note 1(f). As the Fund is liquidating in 2010, only the final liquidating distribution is anticipated.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/09 (a)	12/31/08	Change (b)	High	Low
Market Price (c)	$10.25	$9.17	11.78%	$12.76	$7.91
Net Asset Value	$10.14	$9.96	1.81%	$11.07	$8.38
(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of 23.20% based on net asset value per share and 35.27% based on market price per share, assuming reinvestment of distributions. For the same period, the Fund’s unmanaged reference index, the CBOE S&P 500® Buy Write IndexSM, had a total investment return of 25.91%. The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets
Exxon Mobil Corp.	3.2%
Microsoft Corp.	2.3
Apple, Inc.	1.9
Johnson & Johnson	1.8
The Procter & Gamble Co.	1.8
International Business Machines Corp.	1.7
AT&T Inc.	1.6
JPMorgan Chase & Co.	1.6
General Electric Co.	1.6
Chevron Corp.	1.5

Five Largest Industries	Percent of Net Assets
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	6.3
Computers & Peripherals	5.8
Software	4.3
Diversified Financial Services	4.2

Sector Representation	Percent of Total Investments
Information Technology	19.9%
Financials	14.4
Health Care	12.6
Energy	11.5
Consumer Staples	11.4
Industrials	10.2
Consumer Discretionary	9.5
Utilities	3.7
Materials	3.6
Telecommunication Services	3.2

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor’s 500 are registered trademarks of the McGraw-Hill Companies.

2	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

A Summary From Your Fund’s Portfolio Manager (unaudited)

We are pleased to provide you with this stockholder report for S&P 500® Covered Call Fund Inc.

The Fund is advised by IQ Investment Advisors LLC and sub-advised by Oppenheimer Capital, LLC.

The investment objective of the S&P 500® Covered Call Fund Inc. (the “Fund”) is to seek total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on purchasing the common stocks of all of the companies included in the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), weighted in the same proportions as the S&P 500 (the “Stocks”), and writing (selling) call options on the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

For the annual period ended December 31, 2009, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $9.96 to $10.14. For the same period, the Fund’s unmanaged reference index, the BXM Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	BXM Index**	Difference
Fiscal year ended December 31, 2009	23.20%	25.91%	(2.71%)
Since inception (from 3/31/05) through December 31, 2009	6.42%	12.69%	(6.27%)

*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Stephen Bond-Nelson

Portfolio Manager

February 17, 2010

CBOE, Volatility and VIX are registered trademarks and BXM is a service mark of the Chicago Board Options Exchange.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	3

Schedule of Investments as of December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value
Aerospace & Defense — 2.7%
	Boeing Co. (c)	13,191	$714,029
	General Dynamics Corp.	7,004	477,463
	Goodrich Corp.	2,258	145,077
	Honeywell International, Inc. (c)	13,853	543,038
	ITT Corp. (c)	3,317	164,988
	L-3 Communications Holdings, Inc. (c)	2,110	183,464
	Lockheed Martin Corp.	5,807	437,557
	Northrop Grumman Corp.	5,696	318,121
	Precision Castparts Corp.	2,555	281,944
	Raytheon Co. (c)	6,957	358,425
	Rockwell Collins, Inc. (c)	2,855	158,053
	United Technologies Corp. (c)	17,021	1,181,428

			4,963,587
Air Freight & Logistics — 1.0%
	C.H. Robinson Worldwide, Inc.	3,045	178,833
	Expeditors International Washington, Inc.	3,850	133,711
	FedEx Corp.	5,674	473,495
	United Parcel Service, Inc. Class B (c)	18,024	1,034,037

			1,820,076
Airlines — 0.1%
	Southwest Airlines Co. (c)	13,470	153,962
Auto Components — 0.2%
	The Goodyear Tire & Rubber Co. (a)	4,396	61,984
	Johnson Controls, Inc. (c)	12,183	331,865

			393,849
Automobiles — 0.4%
	Ford Motor Co. (a)(c)	60,039	600,390
	Harley-Davidson, Inc. (c)	4,256	107,251

			707,641
Beverages — 2.6%
	Brown-Forman Corp. Class B (c)	1,995	106,872
	The Coca-Cola Co. (c)	42,068	2,397,876
	Coca-Cola Enterprises, Inc. (c)	5,770	122,324
	Constellation Brands, Inc. Class A (a)	3,620	57,667
	Dr. Pepper Snapple Group, Inc.	4,612	130,520
	Molson Coors Brewing Co. Class B (c)	2,855	128,932
	Pepsi Bottling Group, Inc. (c)	2,615	98,062
	PepsiCo, Inc. (c)	28,329	1,722,403

			4,764,656
Biotechnology — 1.5%
	Amgen, Inc. (a)(c)	18,375	1,039,474
	Biogen Idec, Inc. (a)(c)	5,250	280,875
	Celgene Corp. (a)	8,344	464,594
	Cephalon, Inc. (a)	1,358	84,753
	Genzyme Corp. (a)(c)	4,818	236,130
	Gilead Sciences, Inc. (a)(c)	16,338	707,109

			2,812,935
Building Products — 0.0%**
	Masco Corp. (c)	6,519	90,027
Capital Markets — 2.7%
	Ameriprise Financial, Inc.	4,630	179,737
	The Bank of New York Mellon Corp. (c)	21,863	611,508
	The Charles Schwab Corp. (c)	17,300	325,586
	E*Trade Financial Corp. (a)	28,110	49,193
	Federated Investors, Inc. Class B	1,599	43,973

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Capital Markets (concluded)
	Franklin Resources, Inc. (c)	2,705	$284,972
	The Goldman Sachs Group, Inc. (c)	9,333	1,575,784
	Invesco Ltd.	7,784	182,846
	Janus Capital Group, Inc.	3,305	44,452
	Legg Mason, Inc.	2,949	88,942
	Morgan Stanley (c)	24,680	730,528
	Northern Trust Corp. (c)	4,384	229,721
	State Street Corp. (c)	8,980	390,989
	T. Rowe Price Group, Inc. (c)	4,675	248,944

			4,987,175
Chemicals — 1.9%
	Air Products & Chemicals, Inc. (c)	3,848	311,919
	Airgas, Inc.	1,491	70,972
	CF Industries Holdings, Inc.	889	80,703
	The Dow Chemical Co. (c)	20,764	573,709
	E.I. du Pont de Nemours & Co. (c)	16,407	552,424
	Eastman Chemical Co.	1,320	79,517
	Ecolab, Inc. (c)	4,313	192,274
	FMC Corp.	1,313	73,213
	International Flavors & Fragrances, Inc.	1,435	59,036
	Monsanto Co. (c)	9,895	808,916
	PPG Industries, Inc. (c)	3,025	177,084
	Praxair, Inc. (c)	5,570	447,327
	Sigma-Aldrich Corp.	2,209	111,621

			3,538,715
Commercial Banks — 2.7%
	BB&T Corp.	12,485	316,744
	Comerica, Inc. (c)	2,744	81,140
	Fifth Third Bancorp	14,439	140,780
	First Horizon National Corp. (a)(c)	4,030	53,998
	Huntington Bancshares, Inc. (c)	12,981	47,381
	KeyCorp (c)	15,950	88,523
	M&T Bank Corp. (c)	1,505	100,669
	Marshall & Ilsley Corp.	9,526	51,917
	The PNC Financial Services Group, Inc. (c)	8,377	442,222
	Regions Financial Corp. (c)	21,568	114,095
	SunTrust Banks, Inc.	9,062	183,868
	U.S. Bancorp (c)	34,719	781,525
	Wells Fargo & Co. (c)	92,790	2,504,402
	Zions Bancorporation (c)	2,509	32,190

			4,939,454
Commercial Services & Supplies — 0.5%
	Avery Dennison Corp. (c)	2,047	74,695
	Cintas Corp. (c)	2,387	62,181
	Iron Mountain, Inc. (a)	3,286	74,789
	Pitney Bowes, Inc. (c)	3,761	85,600
	R.R. Donnelley & Sons Co. (c)	3,727	83,000
	Republic Services, Inc. Class A	5,866	166,066
	Stericycle, Inc. (a)	1,529	84,355
	Waste Management, Inc. (c)	8,889	300,537

			931,223
Communications Equipment — 2.5%
	Ciena Corp. (a)	1	11
	Cisco Systems, Inc. (a)(c)	104,436	2,500,198
	Harris Corp.	2,400	114,120
	JDS Uniphase Corp. (a)	4,041	33,338
	Juniper Networks, Inc. (a)	9,539	254,405
	Motorola, Inc. (c)	41,954	325,563

4	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Communications Equipment (concluded)
	QUALCOMM, Inc. (c)	30,324	$1,402,788
	Tellabs, Inc. (a)	7,011	39,822

			4,670,245
Computers & Peripherals — 5.8%
	Apple, Inc. (a)(c)	16,352	3,447,983
	Dell, Inc. (a)(c)	31,260	448,894
	EMC Corp. (a)	37,037	647,036
	Hewlett-Packard Co. (c)	43,046	2,217,299
	International Business Machines Corp. (c)	23,848	3,121,703
	Lexmark International, Inc. Class A (a)(c)	1,418	36,840
	NetApp, Inc. (a)(c)	6,161	211,877
	QLogic Corp. (a)	2,081	39,268
	SanDisk Corp. (a)	4,143	120,106
	Sun Microsystems, Inc. (a)	13,677	128,153
	Teradata Corp. (a)	3,108	97,684
	Western Digital Corp. (a)	4,092	180,662

			10,697,505
Construction & Engineering — 0.2%
	Fluor Corp. (c)	3,249	146,335
	Jacobs Engineering Group, Inc. (a)	2,257	84,886
	Quanta Services, Inc. (a)	3,809	79,380

			310,601
Construction Materials — 0.1%
	Vulcan Materials Co. (c)	2,277	119,930
Consumer Finance — 0.8%
	American Express Co. (c)	21,589	874,786
	Capital One Financial Corp. (c)	8,168	313,161
	Discover Financial Services, Inc.	9,855	144,967
	SLM Corp. (a)	8,616	97,102

			1,430,016
Containers & Packaging — 0.2%
	Ball Corp.	1,708	88,304
	Bemis Co.	1,964	58,233
	Owens-Illinois, Inc. (a)	3,059	100,549
	Pactiv Corp. (a)	2,402	57,984
	Sealed Air Corp.	2,886	63,088

			368,158
Distributors — 0.1%
	Genuine Parts Co. (c)	2,897	109,970
Diversified Consumer Services — 0.2%
	Apollo Group, Inc. Class A (a)(c)	2,336	141,515
	DeVry, Inc.	1,122	63,651
	H&R Block, Inc. (c)	6,087	137,688

			342,854
Diversified Financial Services — 4.2%
	Bank of America Corp. (b)(c)	180,399	2,716,809
	CME Group, Inc.	1,208	405,828
	Citigroup, Inc. (c)	354,015	1,171,790
	IntercontinentalExchange, Inc. (a)	1,337	150,145
	JPMorgan Chase & Co. (c)	71,541	2,981,113
	Leucadia National Corp. (a)	3,443	81,909
	Moody’s Corp. (c)	3,564	95,515
	The NASDAQ Stock Market, Inc. (a)	2,682	53,157
	NYSE Euronext	4,720	119,416

			7,775,682

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Diversified Telecommunication Services — 2.8%
	AT&T Inc. (c)	107,131	$3,002,882
	CenturyTel, Inc.	5,401	195,570
	Frontier Communications Corp.	5,670	44,283
	Qwest Communications International Inc. (c)	26,958	113,493
	Verizon Communications, Inc. (c)	51,571	1,708,547
	Windstream Corp.	7,929	87,140

			5,151,915
Electric Utilities — 2.0%
	Allegheny Energy, Inc.	3,078	72,271
	American Electric Power Co., Inc. (c)	8,672	301,699
	Duke Energy Corp.	23,685	407,619
	Edison International (c)	5,915	205,724
	Entergy Corp. (c)	3,430	280,711
	Exelon Corp. (c)	11,971	585,023
	FPL Group, Inc. (c)	7,504	396,361
	FirstEnergy Corp. (c)	5,534	257,054
	Northeast Utilities Inc.	3,185	82,141
	PPL Corp. (c)	6,846	221,194
	Pepco Holdings, Inc.	4,023	67,788
	Pinnacle West Capital Corp.	1,839	67,271
	Progress Energy, Inc. (c)	5,077	208,208
	The Southern Co.	14,528	484,073

			3,637,137
Electrical Equipment — 0.5%
	Emerson Electric Co.	13,655	581,703
	First Solar, Inc. (a)	884	119,694
	Rockwell Automation, Inc. (c)	2,583	121,349
	Roper Industries, Inc.	1,653	86,568

			909,314
Electronic Equipment, Instruments & Components — 0.6%
	Agilent Technologies, Inc. (a)(c)	6,265	194,654
	Amphenol Corp. Class A	3,113	143,758
	Corning, Inc. (c)	28,250	545,508
	Flir Systems, Inc. (a)	2,756	90,176
	Jabil Circuit, Inc. (c)	3,461	60,118
	Molex, Inc.	2,460	53,013

			1,087,227
Energy Equipment & Services — 1.8%
	BJ Services Co. (c)	5,328	99,101
	Baker Hughes, Inc. (c)	5,626	227,740
	Cameron International Corp. (a)	4,437	185,467
	Diamond Offshore Drilling, Inc.	1,262	124,206
	FMC Technologies, Inc. (a)	2,218	128,289
	Halliburton Co.	16,374	492,694
	Nabors Industries Ltd. (a)(c)	5,143	112,580
	National Oilwell Varco, Inc. (c)	7,595	334,863
	Rowan Cos., Inc.	2,065	46,752
	Schlumberger Ltd. (c)	21,799	1,418,897
	Smith International, Inc.	4,492	122,048

			3,292,637
Food & Staples Retailing — 2.6%
	CVS Caremark Corp. (c)	25,608	824,834
	Costco Wholesale Corp.	7,915	468,331
	The Kroger Co. (c)	11,815	242,562
	Safeway, Inc. (c)	7,378	157,078
	SUPERVALU, Inc.	3,849	48,921
	SYSCO Corp.	10,745	300,215

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	5

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Food & Staples Retailing (concluded)
	Wal-Mart Stores, Inc. (c)	38,737	$2,070,493
	Walgreen Co. (c)	17,952	659,197
	Whole Foods Market, Inc. (a)	2,553	70,080

			4,841,711
Food Products — 1.6%
	Archer-Daniels-Midland Co. (c)	11,662	365,137
	Campbell Soup Co. (c)	3,448	116,542
	ConAgra Foods, Inc. (c)	8,041	185,345
	Dean Foods Co. (a)	3,277	59,117
	General Mills, Inc. (c)	5,929	419,832
	H.J. Heinz Co. (c)	5,730	245,015
	The Hershey Co. (c)	3,019	108,050
	Hormel Foods Corp.	1,267	48,716
	The J.M. Smucker Co.	2,161	133,442
	Kellogg Co. (c)	4,615	245,518
	Kraft Foods, Inc. (c)	26,817	728,886
	McCormick & Co., Inc. (c)	2,377	85,881
	Sara Lee Corp. (c)	12,659	154,187
	Tyson Foods, Inc. Class A	5,539	67,963

			2,963,631
Gas Utilities — 0.1%
	EQT Corp	2,377	104,398
	Nicor, Inc.	826	34,775
	Questar Corp.	3,166	131,611

			270,784
Health Care Equipment & Supplies — 2.0%
	Baxter International, Inc. (c)	10,945	642,253
	Becton Dickinson & Co. (c)	4,305	339,492
	Boston Scientific Corp. (a)	27,421	246,789
	C.R. Bard, Inc. (c)	1,753	136,559
	CareFusion Corp. (a)	3,215	80,407
	Dentsply International, Inc.	2,760	97,069
	Hospira, Inc. (a)(c)	2,952	150,552
	Intuitive Surgical, Inc. (a)	696	211,111
	Medtronic, Inc. (c)	20,094	883,734
	St. Jude Medical, Inc. (a)(c)	6,068	223,181
	Stryker Corp. (c)	5,127	258,247
	Varian Medical Systems, Inc. (a)	2,259	105,834
	Zimmer Holdings, Inc. (a)	3,867	228,578

			3,603,806
Health Care Providers & Services — 2.1%
	Aetna, Inc.	7,870	249,479
	AmerisourceBergen Corp. (c)	5,230	136,346
	Cardinal Health, Inc.	6,588	212,397
	Cigna Corp. (c)	4,964	175,080
	Coventry Health Care, Inc. (a)	2,687	65,267
	DaVita, Inc. (a)	1,855	108,963
	Express Scripts, Inc. (a)	4,987	431,126
	Humana, Inc. (a)(c)	3,083	135,313
	Laboratory Corp. of America Holdings (a)(c)	1,928	144,291
	McKesson Corp. (c)	4,865	304,063
	Medco Health Solutions, Inc. (a)(c)	8,655	553,141
	Patterson Cos., Inc. (a)	1,690	47,286
	Quest Diagnostics, Inc. (c)	2,820	170,272
	Tenet Healthcare Corp. (a)(c)	7,861	42,371
	UnitedHealth Group, Inc. (c)	21,096	643,006
	WellPoint, Inc. (a)(c)	8,321	485,031

			3,903,432

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Health Care Technology — 0.0%**
	IMS Health, Inc. (c)	3,312	$69,751
Hotels, Restaurants & Leisure — 1.5%
	Carnival Corp. (a)	7,933	251,397
	Darden Restaurants, Inc.	2,535	88,902
	International Game Technology (c)	5,392	101,208
	Marriott International, Inc. Class A (c)	4,606	125,514
	McDonald's Corp. (c)	19,592	1,223,324
	Starbucks Corp. (a)(c)	13,487	311,010
	Starwood Hotels & Resorts Worldwide, Inc. (c)	3,395	124,155
	Wyndham Worldwide Corp.	3,243	65,411
	Wynn Resorts Ltd.	1,252	72,904
	Yum! Brands, Inc. (c)	8,491	296,930

			2,660,755
Household Durables — 0.3%
	Black & Decker Corp. (c)	1,093	70,859
	D.R. Horton, Inc.	5,017	54,535
	Fortune Brands, Inc. (c)	2,729	117,893
	Harman International Industries, Inc.	1,259	44,418
	Leggett & Platt, Inc. (c)	2,761	56,324
	Lennar Corp. Class A	2,929	37,403
	Newell Rubbermaid, Inc. (c)	5,042	75,680
	Pulte Homes, Inc. (c)	5,732	57,320
	Whirlpool Corp.	1,349	108,810

			623,242
Household Products — 2.5%
	Clorox Co. (c)	2,538	154,818
	Colgate-Palmolive Co.	9,026	741,486
	Kimberly-Clark Corp. (c)	7,541	480,437
	The Procter & Gamble Co. (c)	53,043	3,215,997

			4,592,738
IT Services — 1.6%
	Affiliated Computer Services, Inc. Class A (a)(c)	1,773	105,830
	Automatic Data Processing, Inc.	9,161	392,274
	Cognizant Technology Solutions Corp. (a)	5,350	242,355
	Computer Sciences Corp. (a)(c)	2,767	159,186
	Fidelity National Information Services, Inc.	5,951	139,491
	Fiserv, Inc. (a)(c)	2,794	135,453
	MasterCard, Inc. Class A	1,743	446,173
	Paychex, Inc. (c)	5,839	178,907
	SAIC, Inc. (a)	5,559	105,287
	Total System Services, Inc.	3,580	61,827
	Visa, Inc. Class A	8,132	711,225
	The Western Union Co.	12,565	236,850

			2,914,858
Independent Power Producers & Energy Traders — 0.2%
	The AES Corp. (a)(c)	12,120	161,317
	Constellation Energy Group, Inc. (c)	3,647	128,265

			289,582
Industrial Conglomerates — 2.2%
	3M Co. (c)	12,853	1,062,557
	General Electric Co. (c)	193,302	2,924,659
	Textron, Inc. (c)	4,922	92,583

			4,079,799
Insurance — 2.4%
	AON Corp. (c)	4,973	190,665
	Aflac, Inc. (c)	8,495	392,894

6	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Insurance (concluded)
	The Allstate Corp. (c)	9,740	$292,590
	American International Group, Inc. (a)	2,444	73,271
	Assurant, Inc.	2,120	62,498
	Chubb Corp. (c)	6,201	304,965
	Cincinnati Financial Corp. (c)	2,954	77,513
	Genworth Financial, Inc. Class A (a)	8,870	100,675
	Hartford Financial Services Group, Inc.	6,953	161,727
	Lincoln National Corp. (c)	5,484	136,442
	Loews Corp. (c)	6,552	238,165
	Marsh & McLennan Cos., Inc. (c)	9,577	211,460
	MetLife, Inc.	14,865	525,477
	Principal Financial Group, Inc. (c)	5,790	139,192
	The Progressive Corp. (c)	12,240	220,198
	Prudential Financial, Inc.	8,424	419,178
	Torchmark Corp. (c)	1,503	66,057
	The Travelers Cos., Inc.	9,919	494,561
	UnumProvident Corp. (c)	6,023	117,569
	XL Capital Ltd. Class A (c)	6,211	113,848

			4,338,945
Internet & Catalog Retail — 0.6%
	Amazon.com, Inc. (a)	6,053	814,250
	Expedia, Inc. (a)	3,827	98,392
	Priceline.com, Inc. (a)	798	174,363

			1,087,005
Internet Software & Services — 2.0%
	Akamai Technologies, Inc. (a)	3,110	78,776
	eBay, Inc. (a)(c)	20,422	480,734
	Google, Inc. Class A (a)(c)	4,378	2,714,272
	VeriSign, Inc. (a)	3,492	84,646
	Yahoo! Inc. (a)(c)	21,620	362,784

			3,721,212
Leisure Equipment & Products — 0.1%
	Eastman Kodak Co. (c)	4,869	20,547
	Hasbro, Inc.	2,262	72,520
	Mattel, Inc. (c)	6,563	131,129

			224,196
Life Sciences Tools & Services — 0.4%
	Life Technologies Corp (a)	3,230	168,703
	Millipore Corp. (a)	1,010	73,073
	PerkinElmer, Inc.	2,120	43,651
	Thermo Fisher Scientific, Inc. (a)	7,413	353,526
	Waters Corp. (a)	1,719	106,509

			745,462
Machinery — 1.6%
	Caterpillar, Inc.	11,305	644,272
	Cummins, Inc.	3,663	167,985
	Danaher Corp. (c)	4,724	355,245
	Deere & Co. (c)	7,678	415,303
	Dover Corp. (c)	3,380	140,642
	Eaton Corp. (c)	3,010	191,496
	Flowserve Corp.	1,014	95,853
	Illinois Tool Works, Inc.	7,002	336,026
	PACCAR, Inc. (c)	6,599	239,346
	Pall Corp.	2,122	76,816
	Parker Hannifin Corp. (c)	2,917	157,168
	Snap-On, Inc.	1,048	44,288

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Machinery (concluded)
	The Stanley Works	1,460	$75,205

			2,939,645
Media — 2.8%
	CBS Corp. Class B	12,294	172,731
	Comcast Corp. Class A (c)	51,826	873,786
	DIRECTV Class A (a)	17,371	579,323
	Gannett Co., Inc.	4,289	63,692
	Interpublic Group of Cos., Inc. (a)(c)	8,825	65,129
	The McGraw-Hill Cos., Inc. (c)	5,717	191,577
	Meredith Corp.	663	20,453
	The New York Times Co. Class A (c)	2,099	25,944
	News Corp. Class A (c)	40,906	560,003
	Omnicom Group Inc. (c)	5,650	221,197
	Scripps Networks Interactive	1,624	67,396
	Time Warner Cable, Inc.	6,398	264,813
	Time Warner, Inc.	21,197	617,681
	Viacom, Inc. Class B (a)	11,020	327,625
	Walt Disney Co. (c)	33,859	1,091,953
	The Washington Post Co. Class B	105	46,158

			5,189,461
Metals & Mining — 1.1%
	AK Steel Holding Corp.	1,986	42,401
	Alcoa, Inc.	17,690	285,163
	Allegheny Technologies, Inc.	1,781	79,735
	Cliffs Natural Resources, Inc.	2,378	109,602
	Freeport-McMoRan Copper & Gold, Inc. Class B (c)	7,804	626,583
	Newmont Mining Corp. (c)	8,899	421,012
	Nucor Corp. (c)	5,715	266,605
	Titanium Metals Corp.	1,536	19,231
	United States Steel Corp. (c)	2,602	143,422

			1,993,754
Multi-Utilities — 1.4%
	Ameren Corp. (c)	4,301	120,213
	CMS Energy Corp.	4,168	65,271
	CenterPoint Energy, Inc.	7,087	102,832
	Consolidated Edison, Inc. (c)	5,094	231,420
	DTE Energy Co. (c)	2,994	130,508
	Dominion Resources, Inc.	10,843	422,010
	Integrys Energy Group, Inc.	1,387	58,240
	NiSource, Inc. (c)	5,006	76,992
	PG&E Corp. (c)	6,735	300,718
	Public Service Enterprise Group, Inc. (c)	9,186	305,435
	SCANA Corp.	2,019	76,076
	Sempra Energy (c)	4,474	250,455
	TECO Energy, Inc.	3,881	62,950
	Wisconsin Energy Corp.	2,122	105,739
	Xcel Energy, Inc. (c)	8,290	175,914

			2,484,773
Multiline Retail — 0.8%
	Big Lots, Inc. (a)	1,500	43,470
	Family Dollar Stores, Inc. (c)	2,520	70,132
	J.C. Penney Co., Inc. (c)	4,282	113,944
	Kohl’s Corp. (a)(c)	5,566	300,174
	Macy’s, Inc. (c)	7,643	128,097
	Nordstrom, Inc. (c)	3,001	112,777
	Sears Holdings Corp. (a)(c)	881	73,519

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	7

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Multiline Retail (concluded)
	Target Corp. (c)	13,658	$660,637

			1,502,750
Office Electronics — 0.1%
	Xerox Corp. (c)	15,781	133,507
Oil, Gas & Consumable Fuels — 9.5%
	Anadarko Petroleum Corp. (c)	8,923	556,974
	Apache Corp.	6,103	629,647
	Cabot Oil & Gas Corp. Class A	1,882	82,036
	Chesapeake Energy Corp.	11,753	304,168
	Chevron Corp. (c)	36,423	2,804,207
	ConocoPhillips (c)	26,936	1,375,622
	Consol Energy, Inc.	3,283	163,493
	Denbury Resources, Inc. (a)	4,535	67,118
	Devon Energy Corp.	8,062	592,557
	EOG Resources, Inc. (c)	4,581	445,731
	El Paso Corp. (c)	12,731	125,146
	Exxon Mobil Corp. (c)	86,185	5,876,955
	Hess Corp. (c)	5,285	319,743
	Marathon Oil Corp.	12,851	401,208
	Massey Energy Co.	1,553	65,241
	Murphy Oil Corp.	3,466	187,857
	Noble Energy, Inc.	3,149	224,272
	Occidental Petroleum Corp. (c)	14,736	1,198,774
	Peabody Energy Corp.	4,862	219,811
	Pioneer Natural Resources Co.	2,094	100,868
	Range Resources Corp.	2,864	142,770
	Southwestern Energy Co. (a)	6,269	302,166
	Spectra Energy Corp.	11,742	240,828
	Sunoco, Inc. (c)	2,122	55,384
	Tesoro Corp.	2,545	34,485
	Valero Energy Corp.	10,246	171,621
	Williams Cos., Inc. (c)	10,587	223,174
	XTO Energy, Inc. (c)	10,536	490,240

			17,402,096
Paper & Forest Products — 0.3%
	International Paper Co. (c)	7,863	210,571
	MeadWestvaco Corp. (c)	3,107	88,953
	Weyerhaeuser Co.	3,837	165,528

			465,052
Personal Products — 0.3%
	Avon Products, Inc.	7,753	244,220
	The Estée Lauder Cos., Inc. Class A	2,143	103,635
	Mead Johnson Nutrition Co.	3,713	162,258

			510,113
Pharmaceuticals — 6.3%
	Abbott Laboratories (c)	28,081	1,516,093
	Allergan, Inc.	5,583	351,785
	Bristol-Myers Squibb Co. (c)	31,075	784,644
	Eli Lilly & Co. (c)	18,357	655,528
	Forest Laboratories, Inc. (a)(c)	5,478	175,899
	Johnson & Johnson (c)	50,091	3,226,361
	King Pharmaceuticals, Inc. (a)	4,507	55,301
	Merck & Co, Inc. (c)	55,453	2,026,253
	Mylan, Inc. (a)	5,548	102,250
	Pfizer, Inc. (c)	146,500	2,664,835
	Watson Pharmaceuticals, Inc. (a)	1,927	76,328

			11,635,277

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Professional Services — 0.1%
	Dun & Bradstreet Corp.	944	$79,645
	Equifax, Inc.	2,296	70,923
	Monster Worldwide, Inc. (a)	2,282	39,707
	Robert Half International, Inc.	2,741	73,267

			263,542
Real Estate Investment Trusts (REITs) — 1.2%
	Apartment Investment & Management Co. Class A	2,124	33,814
	AvalonBay Communities, Inc.	1,469	120,620
	Boston Properties, Inc.	2,518	168,882
	Equity Residential (c)	5,018	169,508
	HCP, Inc.	5,322	162,534
	Health Care REIT, Inc.	2,233	98,967
	Host Marriott Corp.	11,458	133,715
	Kimco Realty Corp.	7,293	98,674
	Plum Creek Timber Co., Inc. (c)	2,956	111,619
	ProLogis (c)	8,591	117,611
	Public Storage	2,462	200,530
	Simon Property Group, Inc. (c)	5,176	413,045
	Ventas, Inc.	2,843	124,353
	Vornado Realty Trust	2,847	199,119

			2,152,991
Real Estate Management & Development — 0.0%**
	CB Richard Ellis Group, Inc. (a)	4,897	66,452
Road & Rail — 1.0%
	Burlington Northern Santa Fe Corp.	4,759	469,333
	CSX Corp. (c)	7,127	345,588
	Norfolk Southern Corp. (c)	6,679	350,113
	Ryder System, Inc.	1,021	42,035
	Union Pacific Corp. (c)	9,160	585,324

			1,792,393
Semiconductors & Semiconductor Equipment — 2.6%
	Advanced Micro Devices, Inc. (a)(c)	10,222	98,949
	Altera Corp. (c)	5,362	121,342
	Analog Devices, Inc. (c)	5,299	167,342
	Applied Materials, Inc.	24,213	337,529
	Broadcom Corp. Class A (a)(c)	7,820	245,939
	Intel Corp. (c)	100,250	2,045,100
	KLA-Tencor Corp. (c)	3,102	112,168
	LSI Corp. (a)	11,858	71,267
	Linear Technology Corp.	4,051	123,717
	MEMC Electronic Materials, Inc. (a)	4,059	55,283
	Microchip Technology, Inc.	3,333	96,857
	Micron Technology, Inc. (a)(c)	15,429	162,930
	National Semiconductor Corp. (c)	4,287	65,848
	Novellus Systems, Inc. (a)	1,761	41,102
	Nvidia Corp. (a)	10,074	188,182
	Teradyne, Inc. (a)	3,175	34,068
	Texas Instruments, Inc. (c)	22,746	592,761
	Xilinx, Inc. (c)	5,026	125,952

			4,686,336
Software — 4.3%
	Adobe Systems, Inc. (a)(c)	9,509	349,741
	Autodesk, Inc. (a)(c)	4,170	105,960
	BMC Software, Inc. (a)	3,329	133,493
	CA, Inc. (c)	7,198	161,667
	Citrix Systems, Inc. (a)	3,322	138,228
	Compuware Corp. (a)	4,184	30,250

8	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Software (concluded)
	Electronic Arts, Inc. (a)(c)	5,909	$104,885
	Intuit, Inc. (a)(c)	5,751	176,613
	McAfee, Inc. (a)	2,864	116,192
	Microsoft Corp. (c)	140,242	4,275,978
	Novell, Inc. (a)	6,296	26,128
	Oracle Corp. (c)	70,990	1,742,095
	Red Hat, Inc. (a)	3,409	105,338
	Salesforce.com, Inc. (a)	1,999	147,466
	Symantec Corp. (a)(c)	14,715	263,251

			7,877,285
Specialty Retail — 1.9%
	Abercrombie & Fitch Co. Class A	1,597	55,655
	AutoNation, Inc. (a)	1,679	32,153
	AutoZone, Inc. (a)(c)	543	85,832
	Bed Bath & Beyond, Inc. (a)(c)	4,769	184,226
	Best Buy Co., Inc. (c)	6,201	244,691
	GameStop Corp. Class A (a)	2,990	65,601
	The Gap, Inc. (c)	8,643	181,071
	Home Depot, Inc. (c)	30,870	893,069
	Limited Brands, Inc. (c)	4,856	93,429
	Lowe's Cos., Inc. (c)	26,724	625,074
	O'Reilly Automotive, Inc. (a)	2,491	94,957
	Office Depot, Inc. (a)(c)	4,987	32,166
	RadioShack Corp.	2,273	44,324
	Ross Stores, Inc.	2,271	96,994
	The Sherwin-Williams Co. (c)	1,728	106,531
	Staples, Inc. (c)	13,142	323,162
	TJX Cos., Inc. (c)	7,620	278,511
	Tiffany & Co. (c)	2,259	97,137

			3,534,583
Textiles, Apparel & Luxury Goods — 0.5%
	Coach, Inc. (c)	5,790	211,509
	Nike, Inc. Class B (c)	7,073	467,313
	Polo Ralph Lauren Corp.	1,043	84,462
	VF Corp. (c)	1,612	118,063

			881,347
Thrifts & Mortgage Finance — 0.1%
	Hudson City Bancorp, Inc.	8,583	117,845
	People’s United Financial, Inc.	6,322	105,577

			223,422

Industry	Common Stocks	Shares Held	Value
Tobacco — 1.5%
	Altria Group, Inc. (c)	37,620	$738,481
	Lorillard, Inc.	2,916	233,951
	Philip Morris International, Inc. (c)	34,579	1,666,362
	Reynolds American, Inc. (c)	3,068	162,512

			2,801,306
Trading Companies & Distributors — 0.1%
	Fastenal Co.	2,397	99,811
	W.W. Grainger, Inc.	1,144	110,774

			210,585
Wireless Telecommunication Services — 0.3%
	American Tower Corp. Class A (a)	7,288	314,914
	MetroPCS Communications, Inc. (a)	4,734	36,120
	Sprint Nextel Corp. (a)(c)	53,901	197,278

			548,312
	Total Common Stocks (Cost — $177,068,376) — 98.1%		180,232,382

Short-Term Securities	Maturity Date	Yield	Face Amount
Time Deposits — 4.0%
State Street Bank & Trust Co.	1/04/10	0.01%	$7,428,968	7,428,968
Total Short-Term Securities (Cost — $7,428,968) — 4.0%				7,428,968
Total Investments Before Options Written (Cost — $184,497,344*) — 102.1%				187,661,350

Options Written	Number of Contracts
Call Options Written
S&P 500 Index, expiring January 2010 at USD 1,100	1,670	(4,400,450)
Total Options Written (Premiums Received — $3,294,230) — (2.4%)		(4,400,450)
Total Investments, Net of Options Written (Net Cost — $181,203,114) — 99.7%		183,260,900
Other Assets Less Liabilities — 0.3%		470,713

Net Assets — 100.0%		$183,731,613

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$184,604,947

Gross unrealized appreciation	$3,740,418
Gross unrealized depreciation	(684,015)

Net unrealized appreciation	$3,056,403

**	Rounds to less than 0.1% of net assets.
(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income
Bank of America Corp.	$976,649	$1,506,002	$(1,045,236)	$6,523

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	9

(c)	All or a portion of Security held in connection with open option contracts and financial futures contracts.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
109	E-MINI S&P 500	March 2010	$5,968,295	$85,020

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease.

See Notes to Financial Statements.

Schedule of Investments (concluded)

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments[1]
	Assets		Assets	Liabilities
Level 1	$180,232,382	[2]	$85,020	$(4,400,450)
Level 2	7,428,968		—	—
Level 3	—		—	—

Total	$187,661,350		$85,020	$(4,400,450)

[1]	Other financial instruments are futures and options.
[2]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

10	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Statement of Assets, Liabilities and Capital

As of December 31, 2009

Assets

Investments in unaffiliated securities, at value (identified cost — $179,220,321)		$184,944,541
Investments in affiliated securities, at value (identified cost — $5,277,023)		2,716,809
Cash		8,115
Cash collateral on financial futures contracts		481,500
Receivables:
Dividends	$252,606
Securities sold	13,387	265,993

Prepaid expenses and other assets		26,441

Total assets		188,443,399

Liabilities

Options written, at value (premiums received — $3,294,230)		4,400,450
Payables:
Investment advisory fees	144,908
Variation margin	62,275	207,183

Accrued expenses		104,153

Total liabilities		4,711,786

Net Assets

Net assets		$183,731,613

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$18,118
Paid-in capital in excess of par		233,541,461
Accumulated realized capital losses — net	$(51,970,772)
Unrealized appreciation — net	2,142,806

Total accumulated losses — net		(49,827,966)

Total Capital — Equivalent to $10.14 per share based on 18,117,593 shares of Common Stock outstanding (market price — $10.25)		$183,731,613

See Notes to Financial Statements.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	11

Statement of Operations

For the Year Ended December 31, 2009

Investment Income

Dividends (including $6,523 from affiliates)		$4,052,026
Interest		1,272

Total income		4,053,298

Expenses

Investment advisory fees	$1,611,323
Professional fees	92,685
Accounting services	71,856
Directors’ fees and expenses	61,727
Transfer agent fees	51,269
Printing and stockholder reports	32,288
Custodian fees	27,919
Insurance	24,827
Listing fees	23,750
Licensing fees	17,965
Other	11,794

Total expenses		2,027,403

Investment income — net		2,025,895

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net (including $1,045,236 loss from affiliates)	(7,790,937)
Financial futures contracts — net	4,945,664
Options written — net	(1,586,271)	(4,431,544)

Change in unrealized appreciation/depreciation on:
Investments — net	44,775,884
Financial futures contracts — net	(37,420)
Options written — net	(3,473,111)	41,265,353

Total realized and unrealized gain — net		36,833,809

Net Increase in Net Assets Resulting from Operations		$38,859,704

See Notes to Financial Statements.

12	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Statements of Changes in Net Assets

	For the Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations

Investment income — net	$2,025,895	$3,057,723
Realized gain (loss) — net	(4,431,544)	9,465,954
Change in unrealized appreciation/depreciation — net	41,265,353	(94,308,497)

Net increase (decrease) in net assets resulting from operations	38,859,704	(81,784,820)

Dividends & Distributions to Stockholders

Investment income — net	(25,055,486)	(3,057,723)
Tax return of capital	(10,563,402)	(32,178,930)

Net decrease in net assets resulting from dividends and distributions to stockholders	(35,618,888)	(35,236,653)

Common Stock Transactions

Value of shares issued to stockholders in reinvestment of dividends and distributions	4,171,806	2,383,761

Net Assets

Total increase (decrease) in net assets	7,412,622	(114,637,712)
Beginning of year	176,318,991	290,956,703

End of year	$183,731,613	$176,318,991

See Notes to Financial Statements.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	13

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended December 31,				For the Period March 31, 2005(a) to December 31, 2005
	2009	2008	2007	2006

Per Share Operating Performance:

Net asset value, beginning of period	$9.96	$16.59	$17.65	$17.62	$19.10

Investment income — net(b)	.11	.17	.17	.17	.13
Realized and unrealized gain (loss) — net	2.07	(4.80)	.77	1.86	.42

Total from investment operations	2.18	(4.63)	.94	2.03	.55

Less dividends and distributions from:
Investment income — net	(1.41)	(.17)	(.17)	(.17)	(.13)
Realized gain — net	—	—	(.78)	(1.64)	(.74)
Tax return of capital	(.59)	(1.83)	(1.05)	(.19)	(1.13)

Total dividends and distributions	(2.00)	(2.00)	(2.00)	(2.00)	(2.00)

Offering costs resulting from the issuance of Common Stock	—	—	—	—	(.03)

Net asset value, end of period	$10.14	$9.96	$16.59	$17.65	$17.62

Market price per share, end of period	$10.25	$9.17	$15.40	$18.90	$16.40

Total Investment Return(c):

Based on net asset value per share	23.20%	(29.26% )	5.75%	11.99%	3.11%	(d)

Based on market price per share	35.27%	(29.84% )	(8.33% )	28.84%	(8.35%	)(d)

Ratios to Average Net Assets:

Expenses	1.13%	1.07%	1.06%	1.07%	1.03%	(e)

Investment income — net	1.13%	1.21%	.98%	.92%	.96%	(e)

Supplemental Data:

Net assets, end of period (in thousands)	$183,732	$176,319	$290,957	$306,586	$302,299

Portfolio turnover	6%	13%	5%	6%	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(d)	Aggregate total investment return.
(e)	Annualized.

See Notes to Financial Statements.

14	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500® Covered Call Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with a fixed term of approximately five years. The Fund liquidated on January 29, 2010 and distributed all proceeds to shareholders on February 2, 2010. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol BEP.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

In July 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”) became the single official source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities & Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the

Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	15

Notes to Financial Statements (continued)

asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (“REITs”) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings. The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain (loss).

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and the Statement of Operations of the Fund. As the Fund utilized more than one type of derivative in the period covered by this report, the following table summarizes the use of derivative investments in the current period:

Statement of Assets, Liabilities and Capital as of December 31, 2009
Derivatives not accounted for as hedging instruments	Assets	Amount	Liabilities	Amount
Equity Options	—	—	Options written, at value	$4,400,450
Futures Contracts	Cash collateral on financial futures contracts	$481,500	Variation margin payable	$62,275

Statement of Operations for the year ended December 31, 2009
Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Written Equity Options	$(1,586,271)	$(3,473,111)
Futures Contracts	$4,945,664	$(37,420)

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the written option. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time.

The premium received from writing options and amounts available for distribution from the Fund’s

16	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation/depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

(d) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. Tax years of the Fund open at this time are calendar years ended December 31, 2006, 2007, 2008 and 2009.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the fund during the year ended December 31, 2009 and December 31, 2008 were characterized as a tax return of capital.

The Fund will distribute its liquidating distribution on February 2, 2010, based upon its NAV at January 29, 2010.

(g) Reclassifications — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset value per share. The following permanent difference as of December 31, 2009 attributable to distributions paid in excess of taxable income was reclassified to the following accounts:

Accumulated distributions in excess of net investment income	$23,029,591
Paid-in capital in excess of par	$(23,029,591)

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation

(“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund.

IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

In addition, IQ Advisors has entered into a Subadvisory Agreement with Oppenheimer Capital LLC (the “Subadviser”) Pursuant to the agreement, the Subadviser provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays the Subadviser a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services. IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”).

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	17

Notes to Financial Statements (concluded)

The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $10,120,233 and $40,196,836 respectively.

Transactions in options for the year ended December 31, 2009 were as follows:

Call Options Written	Number of Contracts	Premiums Received
Outstanding call options written, at beginning of year	1,997	$6,490,696
Options written	23,435	61,754,909
Options closed	(19,666)	(50,524,726)
Options expired	(4,096)	(14,426,649)

Outstanding call options written, at end of year	1,670	$3,294,230

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding increased by 417,294 and 163,945 for the years ended December 31, 2009 and December 31, 2008, respectively, as a result of dividend and distribution reinvestments.

5. Distributions to Stockholders:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	$25,055,486	$3,057,723
Tax return of capital	10,563,402	32,178,930

Total distributions	$35,618,888	$35,236,653

As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(51,779,124	)*
Unrealized gains — net	1,951,158	**

Total	$(49,827,966)

*	As of December 31, 2009, the Fund had a net capital loss carryforward of $51,779,124, all of which expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

**	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gain (losses) on certain securities that are part of a straddle and the realization for tax purposes of unrealized gains (losses) on certain future contracts and options.

6. Subsequent Event:

On February 2, 2010, the Fund distributed all of its net assets as of January 29, 2010 to shareholders of record on January 29, 2010.

Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of S&P 500® Covered Call Fund Inc.:

In our opinion, the accompanying statement of assets, liabilities and capital, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500® Covered Call Fund Inc. (the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for the three years ended December 31, 2008 and the period ended December 31, 2005 were audited by other independent auditors whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

As noted in Footnote 1, the Fund liquidated on January 29, 2010.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2010

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	19

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

20	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund****	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	4 World Financial Center, 6th Floor, New York, NY 10080 1962	Director & Chairman of the Board	2005 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean (July 2004 – June 2008); Consultant and Visiting Scholar, Federal Reserve Bank of New York since June 2008.	8	None
Steven W. Kohlhagen	4 World Financial Center, 6th Floor, New York, NY 10080 1947	Director & Chairman of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	8	Ametek, Inc.
William J. Rainer	4 World Financial Center, 6th Floor, New York, NY 10080 1946	Director	2005 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	8	None
Laura S. Unger	4 World Financial Center, 6th Floor, New York, NY 10080 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	JPMorgan Independent Consultant for the Global Analyst Conflict Settlement (2003 – 2009); Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Consultant, Nomura (2008); Regulatory Expert for CNBC (2002 – 2003).	8	CA, Inc. (software). Ambac Financial Group, Inc. and CIT Group Inc. (financial services)***

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**	Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***	Ms. Unger became a Director of CIT Group Inc. effective as of January 12, 2010.

****	Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board, Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Justin C. Ferri	4 World Financial Center, 6th Floor, New York, NY 10080 1975	President	2009 to present	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”) since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.
James E. Hillman	4 World Financial Center, 6th Floor, New York, NY 10080 1957	Vice President and Treasurer	2007 to present	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	21

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Colleen R. Rusch	4 World Financial Center, 6th Floor, New York, NY 10080 1967	Vice President and Secretary	2005 to present	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.
Michelle H. Rhee	4 World Financial Center, 6th Floor, New York, NY 10080 1966	Chief Legal Officer	2009 to present	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as an Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.
Robert M. Zakem	2 World Financial Center, 37th Floor, New York, NY 10080 1958	Chief Compliance Officer and Anti-Money Laundering Officer	2009 to present	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.
Jeff E. McGoey	4 World Financial Center, 6th Floor, New York, NY 10080 1976	Vice President	2009 to present	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.
† Officers of the Fund serve at the pleasure of the Board of Directors.
	Custodian			Transfer Agent
	State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101			BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

22	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Privacy Policy

IQ Investment Advisors is a subsidiary of Bank of America and implements the Privacy Policy of Bank of America for the IQ Funds. A copy of the policy is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

Bank of America Privacy Policy for U.S. Consumers 2010

Our privacy commitment to you.

•	Protect Customer Information
•	Inform on use of Customer Information
•	Offer choices on the use of Customer Information and honor your choices
•	Collect, use and process Customer Information respectfully and lawfully

This document includes the following information about how Bank of America manages Customer Information and what actions you can take:

1.	Making the security of information a priority
2.	Collecting information about you
3.	Managing information about you
4.	Honoring your choices
5.	Actions you can take
6.	Steps to protect information about you
7.	Other privacy commitments
8.	Bank of America companies

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former customer relationship with Bank of America. The Bank of America Privacy Policy for U.S. Consumers 2010 is provided to you as required by law and applies to our companies identified in Section 8, Bank of America companies. This policy applies to consumer customer relationships established in the United States and is effective January 1, 2010.

1. Making the security of information a priority

Keeping financial information secure is one of our most important responsibilities. We maintain physical, electronic and procedural safeguards to protect Customer Information. Appropriate employees are authorized to access Customer Information for business purposes only. Our employees are bound by a code of ethics that requires confidential treatment of Customer Information and are subject to disciplinary action if they fail to follow this code.

2. Collecting information about you

We collect and use various types of information about you and your accounts to service your accounts, save you time and money, better respond to your needs, assist us in keeping information up to date, and manage our business and risks. Customer Information is categorized in the following six ways:

A.	Identification Information — information that identifies you, such as name, address, e-mail address, telephone number and Social Security number.

B.	Application Information — information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include assets, income and debt.

C.	Transaction and Experience Information — information about transactions and account experience, as well as information about our communications with you. Examples include account balances, payment history, account usage and your inquiries and our responses.

D.Consumer	Report Information — information from a consumer report and from insurance support organizations not affiliated with us. Examples include credit score, credit history, and loss and health information.

E.Information	from Outside Sources — information from outside sources other than consumer report information, regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.

F.	Other General Information — information from outside sources, such as data from public records, that is not assembled or used for the purpose of determining eligibility for a product or service.

As required by the USA PATRIOT Act, we also collect information and take actions necessary to verify your identification.

3. Managing information about you

Managing information within Bank of America

Bank of America is made up of a number of companies, including our bank, brokerage, mortgage, credit card companies, insurance companies and agencies, and nonfinancial companies, such as our operations and servicing subsidiaries.

Bank of America may share any of the categories of Customer Information among our companies, as permitted by law. For example, sharing information allows us to use information about your ATM, credit card and check card transactions to identify any unusual activity, and then contact you to determine if your card has been lost or stolen.

We occasionally receive medical or health information from a customer if, for example, a customer applies for insurance from us. We do not share medical or health information, including information received from third parties, among our companies, except to maintain or collect on accounts, process transactions, service customer requests or perform insurance functions to the extent permitted by law.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	23

Privacy Policy (continued)

Managing information with companies that work for us

We may share any of the categories of Customer Information with companies that work for us, including companies located outside the United States. All nonaffiliated companies that act on our behalf and receive Customer Information from us are contractually obligated to keep the information we provide to them confidential, and to use the Customer Information we share only to provide the services we ask them to perform. These companies may include financial service providers, such as payment processing companies, and nonfinancial companies, such as check printing and data processing companies.

In addition, we may share any of the categories of Customer Information with companies that work for us in order to provide marketing support and other services, such as a service provider that distributes marketing materials. These companies may help us to market our own products and services or other products and services that we believe may be of interest to you. Please note that some of our own companies may provide marketing support and other services for us as well.

Sharing information with third parties (for customers with credit cards and Sponsored Accounts)

We may share Identification Information, Transaction and Experience Information, as well as Other General Information we collect about each of your (1) Bank of America credit card account(s) and (2) Sponsored Accounts at Bank of America, with selected third parties.

1.	Credit card account information, whether co-branded or not, may be shared with third parties.

2.	Sponsored Account information may be shared with third parties. Sponsored Accounts are non-credit card accounts or services provided by Bank of America that are also endorsed, co-branded or sponsored by other organizations. Examples of these organizations include colleges, sporting teams, retailers and other affinity organizations, such as charities. Sponsored Accounts may include deposit accounts or other banking services provided by Bank of America, such as a savings account co-branded with a baseball team. You will know whether an account is a Sponsored Account by the appearance of the name or logo of the sponsoring organization on account materials, such as statements and marketing materials.

If you are unsure whether any of your accounts are Sponsored Accounts, please contact 1.888.341.5000.

We may share information about credit cards and Sponsored Accounts with selected third parties, including:

•	Financial services companies (such as insurance agencies or companies and mortgage brokers and organizations with whom we have agreements to jointly market financial products);

•	Nonfinancial companies (such as retailers, travel companies and membership organizations); and

•	Other companies (such as nonprofit organizations).

The sharing of information, as described in this section, is limited to credit card and Sponsored Account information. Please see Section 4, Honoring your choices, to learn more about your opt-out choices.

Disclosing information in other situations

We also may disclose any of the categories of Customer Information to the following third parties, including third parties located outside the United States:

•	To government agencies, self-regulatory organizations and regulatory law enforcement authorities as necessary or required; and

•	As part of the sale, merger or similar change of a Bank of America business; and

•	To other nonaffiliated third parties as requested by you or your authorized representative, or when required or permitted by law.

For example, we may disclose information in the context of an investigation of terrorism, money laundering, fraud prevention or investigation, risk management and security, determining your eligibility for an insurance benefit or payment, and recording mortgages in public records.

Where you have a contractual relationship with a third party in connection with a product or service (such as through an outside investment manager or insurance provider), we may share information in accordance with such arrangement and the handling of information by that party will be subject to your agreement(s) with it. If you have a relationship with us through your employer, such as through your stock option or retirement plan, then we will share plan information with your employer and handle such information in accordance with plan agreements.

In addition, Merrill Lynch, a Bank of America affiliated broker-dealer, has entered into a Protocol with certain other brokerage firms under which your Financial Advisor may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

4. Honoring your choices

You have choices when it comes to how Bank of America shares and uses information.

Please note, if you choose to limit sharing or restrict marketing, you may not learn about beneficial offers.

24	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Privacy Policy (continued)

Sharing among Bank of America companies

You may request that Application Information, Consumer Report Information and Information from Outside Sources not be shared among Bank of America companies.

For sharing among Bank of America companies, each customer may tell us his or her choice individually, or you may tell us the choice for any other customers who are joint account holders with you.

Direct marketing

You may choose not to receive direct marketing offers — sent by postal mail, telephone and/or e-mail — from Bank of America. Direct marketing offers from us may include information about products and services we believe may be of interest to you. Your choices apply to all marketing offers from us and from companies working for us. To minimize the amount of telephone solicitation our customers receive, Bank of America does not offer nonfinancial products and services through telephone solicitations.

If you elect not to receive direct marketing offers by postal mail, telephone and/or e-mail, please note that we may continue to contact you as necessary to service your account and for other nonmarketing purposes. You may also be contacted by your assigned account representative (for example, Financial Advisor or relationship manager), if applicable. Bank of America may also continue to provide marketing information in your regular account mailings and statements, including online and ATM communications.

Each customer may opt out of each direct marketing option individually. Since marketing programs may already be in progress, it may take up to 12 weeks for your postal mail opt-out to be fully effective. When you opt out of direct marketing by postal mail or telephone, your opt-out will last for five (5) years. After that, you may choose to renew your opt-out for another five-year period.

Sharing information with third parties

If you have a Bank of America credit card or Sponsored Account, you may request that we not share information about these accounts with third parties. If you request that we not share information with third parties, we may still share information:

•	Where permitted or required by law as discussed in Section 3 under Disclosing information in other situations;

•	With our service providers as discussed in Section 3 under Managing information with companies that work for us; and

•	With other financial companies with whom we have joint marketing agreements.

If you have multiple credit cards or Sponsored Accounts, you will need to express your choice for each account separately. When any customer on a joint account requests that we not share with third parties, that choice is applied to the entire account.

5. Actions you can take

You can tell us your choice by:

•	Notifying us at bankofamerica.com/privacy and entering your information on our secure Web site

•	Calling us toll free at 1.888.341.5000

•	Talking to a customer representative at a banking center or to your assigned account representative

You can make sure information is accurate by:

•	Accessing your account information (for example, on a statement or in response to specific requests)

•	Telling us if it is incorrect by calling or writing to us at the telephone number or appropriate address for such changes on your statement or other account materials

6. Steps to protect information about you

Bank of America recommends that you take the following precautions to guard against the disclosure and unauthorized use of your account and personal information:

•	Review your monthly account statements and report any suspicious activity to us immediately.

•	Do not respond to e-mails requesting account numbers, passwords or PINs. Call the institution to verify the legitimacy of the e-mail.

•	Memorize PINs and refrain from writing PINs, Social Security numbers, debit or credit card numbers where they could be found.

•	Shred documents containing any sensitive information before discarding, such as bank statements.

•	Confirm that an Internet site is secure by checking that the URL (Web address) begins with “https”.

•	Review your credit report at least once every year to make sure all information is up to date. For a free copy of your credit bureau report, contact annualcreditreport.com or call 1.877.322.8228.

•

If you think you have been a victim of identity theft or fraud, you may contact the Federal Trade Commission (FTC) to report any incidents and to receive additional guidance on steps you can take to protect yourself. Contact the FTC at ftc.gov/idtheft or 1.877.438.4338.

•	For additional information on protecting your information, please visit bankofamerica.com/privacy.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	25

Privacy Policy (continued)

Keeping up to date with our Privacy Policy

We may make changes to this policy at any time and will inform you of changes, as required by law. To receive the most up-to-date Privacy Policy, you can visit our Web site at: bankofamerica.com/privacy.

7. Other privacy commitments

This notice constitutes the Bank of America Do Not Call Policy under the Telephone Consumer Protection Act for all consumers and is pursuant to state law. When you talk with Bank of America by telephone your conversation may be monitored or recorded by us.

For information on our online privacy practices, including the use of “cookies,” please see the online policy located on our Web sites.

You may have other privacy protections under state laws, such as Vermont and California. To the extent these state laws apply, we will comply with them with regard to our information practices.

For Nevada residents only.  We are providing you this notice pursuant to state law. You may be placed on our internal Do Not Call List by following the directions in Section 5, Actions you can take. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number- 702.486.3132; e-mail: BCPINFO@ag.state.nv.us. Bank of America, PO Box 25118, FL1-300-02-07, Tampa, Florida 33633-0900; Phone number- 1.888.341.5000; e-mail: Click on “Contact Us” at bankofamerica.com/privacy.

For Vermont and California residents only.  The information sharing practices described above are in accordance with federal law. Vermont and California law place additional limits on sharing information about Vermont and California residents so long as they remain residents of those states.

Vermont:  In accordance with Vermont law, Bank of America will not share information we collect about Vermont residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer, to service the customer’s accounts or to other financial institutions with which we have joint marketing agreements. Bank of America will not share Application Information, Consumer Report Information and Information from Outside Sources about Vermont residents among the Bank of America companies, except with the authorization or consent of the Vermont resident.

California:  In accordance with California law, Bank of America will not share information we collect about California residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer to service the customer’s accounts, or to fulfill on rewards or benefits. We will limit sharing among our companies to the extent required by applicable California law.

For Insurance Customers in AZ, CA, CT, GA, IL, ME, MA, MN, MT, NV, NJ, NC, OH, OR and VA only.  We may give Insurance Information, which means Customer Information related to insurance transactions, to insurance support companies and other like businesses. Such companies may keep the Insurance Information or give it to others. We may also give Insurance Information to state insurance officials, to law enforcement agencies, to group policyholders about claims experience or to auditors as permitted or required by law. We may disclose health information to decide if you are eligible for coverage, to process claims, to prevent fraud, as authorized by you or as permitted by law.

You may ask for access to the Insurance Information we have about you by writing to Insurance Services, P.O. Box 19702, Irvine, CA 92623-9702, Attn: Data Request. You must describe the type of Insurance Information you want to access and give your full name, address, the insurance company and policy number (if applicable). We will tell you what Insurance Information we have about you. If you want to see the Insurance Information, you may review and copy the Insurance Information in person at our offices or request a copy be mailed to you. You may not see Insurance Information that we deem privileged, such as Insurance Information about claims or litigation. We may charge a fee for mailing the Insurance Information to you.

To correct Insurance Information that we have about you, mail your request as described above. Say why you dispute the Insurance Information. We will tell you of our action with respect to this dispute. You may file a statement with us if you disagree with our decision.

For MA Insurance Customers only.  You may ask in writing the specific reasons for an adverse underwriting decision. An adverse underwriting decision is where we decline your application for insurance; offer to insure you at a higher than standard rate; or terminate your coverage.

8. Bank of America companies

This Privacy Policy applies to all Bank of America entities that utilize the names:

Bank of America

Banc of America

U.S. Trust

Merrill Lynch

Balboa

These entities include Banks and Trust Companies; Credit Card Companies; Brokerage and Investment Companies; Insurance and Annuity Companies; and Real Estate Companies.

In addition, this policy applies to the following Bank of America companies:

Credit Card

Fleet Credit Card Services, L.P.

26	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Privacy Policy (concluded)

Brokerage and Investments

BACAP Alternative Advisors, Inc.

Columbia Management Advisors, LLC

Columbia Management Distributors, Inc.

Columbia Wanger Asset Management, L.P.

UST Securities Corp.

White Ridge Investment Advisors LLC

Equity Margins Limited

FAM Distributors, Inc.

Financial Data Services Inc.

IQ Investment Advisors Family of Funds

IQ Investment Advisors LLC

Managed Account Advisors LLC

The Princeton Retirement Group, Inc.

Roszel Advisors, LLC.

Insurance and Annuities

General Fidelity Insurance Company

General Fidelity Life Insurance Company

Meritplan Insurance Company

Newport Insurance Company

Real Estate

BAC Home Loans Servicing, LP

Countrywide Home Loans, Inc.

CWB Mortgage Ventures, LLC

HomeFocus Services, LLC

HomeFocus Tax Services, LLC

KB Home Mortgage, LLC

NationsCredit Financial Services Corporation

Please note, you may receive company specific privacy policies from another affiliate within the Bank of America family of companies.

These entities listed include any successor Bank of America entities. For a detailed list of current Bank of America companies that have consumer customer relationships and to which this policy applies, please visit our Web site at bankofamerica.com/privacy.

© 2009 Bank of America Corporation.

S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	27

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2009, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

28	S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

IQ INVESTMENT ADVISORS

www.IQIAFunds.com

S&P 500® Covered Call Fund Inc. seeks to provide total returns through a covered call strategy that seeks to approximate the performance, less fees and expenses, of the CBOE S&P 500® BuyWrite IndexSM.

This report, including the financial information herein, is transmitted to stockholders of S&P 500® Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

S&P 500® Covered Call Fund Inc.

4 World Financial Center, 6th Fl.

New York, NY 10080

GO PAPERLESS...

It’s Fast, Convenient, & Timely!

To sign up today, go to www.icsdelivery.com/live

#IQBEP — 12/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® Covered Call Fund Inc.	$28,000	$28,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

S&P 500® Covered Call Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – 0%, 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman Steven W. Kohlhagen William J. Rainer Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Oppenheimer Capital, LLC (the “Sub-adviser” or “Oppenheimer Capital”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as Exhibit 99.PROXYPOL hereto.

Exhibit 99.PROXYPOL

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.	Proxy Voting Guidelines

A.       Proxy Guidelines. The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1). The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B.      Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

Updated August 10, 2009	1

C.      Cost-Benefit Analysis Involving Voting Proxies. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by the Company, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (i) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

D.      Share Blocking. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.      Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, the Company will use reasonable efforts to notify the client of proxy measures that the Company deems material.

[1]	Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies. The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases. In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

Updated August 10, 2009	2

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.       Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy .

II.	Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.	Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed

Updated August 10, 2009	3

appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.        Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.        Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.        Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.        Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (i) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.        Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.        Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.	Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

Updated August 10, 2009	4

V.	Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officer for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.        Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

2.        Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

3.        Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.	Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is pro vided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.	Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

Updated August 10, 2009	5

VIII.	Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

1.        Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.        Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.        A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.        A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.        A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

Updated August 10, 2009	6

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Mr. Stephen Bond-Nelson is primarily responsible for the day-to-day management of the registrant’s portfolio. As of December 31, 2005, Mr. Stephen Bond-Nelson was a co-portfolio manager for the Fund. From 1999 to 2004, Stephen was a Senior Research Analyst at PEA Capital LLC. Prior to joining the firm, he was a Senior Research Analyst at Prudential Mutual Funds. He has over seventeen years of investment management experience.

The information provided in the paragraph above pursuant to this Item 8(a)(1) is as of March 8, 2010.

(a)(2) As of December 31, 2009:

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type		Other Accounts	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based		Other Accounts
	Other Registered Investment Companies	Other Pooled Investment Vehicles		Other Registered Investment Companies	Other Pooled Investment Vehicles

Stephen Bond-Nelson	2	5	2	0	5	0

	$1,331,690,225.25	$742,926,595.97	$9,504,436.99	$0	$742,926,595.97	$0

(iv) Potential Material Conflicts of Interest

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Fund. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests. Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

(a)(3) As of December 31, 2009:

Compensation. Mr. Bond-Nelson’s compensation consists of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between either one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2009, Mr. Bond-Nelson did not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500® Covered Call Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of S&P 500® Covered Call Fund Inc.

Date: February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of S&P 500® Covered Call Fund Inc.

Date: February 24, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of S&P 500® Covered Call Fund Inc.

Date: February 24, 2010